Other Long Term Assets (Details) - Schedule of Other Long Term Assets - USD ($) $ in Thousands		Dec. 31, 2020	Dec. 31, 2019
Schedule of Other Long Term Assets [Abstract]
Distribution right	[1]	$ 1,492	$ 298
Long term pre-paid expenses		81	54
Total Other Long Term Assets		$ 1,573	$ 352

[1]	During 2019 and 2020 the Company entered into agreements for the distribution right of certain therapeutic products to be distributed in Israel, subject to Israeli Ministry of Health (“IL MOH”) marketing approval. Pursuant to the agreements, the Company was required to make certain upfront and milestone payments. These payments are accounted for as long term assets through obtaining IL MOH marketing authorization and it will be amortized during the product’s economic useful life. As of December 31, 2020 no amortization was recorded.